UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 12, 2009

POWERSAFE TECHNOLOGY CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-143645	98-0522188
(Commission File Number)	(IRS Employer Identification No.)

1400 Coney Island Avenue, Brooklyn, NY 11230
(Address of Principal Executive Offices, Zip Code)

(718) 951-8021
(Registrant's Telephone Number, Including Area Code)

Not applicable
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5.                 Corporate Governance and Management

Item 5.02.                 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2009, the Board of Directors of the Powersafe Technology Corp., a Delaware corporation (the “Registrant”) appointed Steven Zvi Weinreb as a director of the Registrant, effective immediately, to serve until the next annual meeting of the Registrant’s stockholders and until his successor is duly appointed and qualified. Mr. Weinreb will be entitled to $1,000 per month and 834 shares of common stock per month. He will be entitled to $500 for each half day of work beyond the scope of customary services provided as a director.

Steven Zvi Weinreb is currently a partner in WK Holdings, a real estate holding company located in Lakewood New Jersey.  From September 1979 to January 2006, Mr. Weinreb was the Chief Executive Officer of Vitarroz Corporation, a Hispanic food distribution company located in Jersey City, New Jersey. From October 1999 to December 2004 he was also the Chief Executive Officer of American Rice, Inc., one of the largest rice milling and marketing companies, located in Houston, Texas.  Mr. Weinreb holds a Masters Degree in Talmudic Law from Beth Hatalmud.

Section 8                 Other Events

Item 8.01                 Other Events

Stock Option Plan

On March 11, 2009 the Registrant adopted a Stock Option Plan (the “Plan”), pursuant to which eligible participants may acquire up to two million (2,000,000) shares of the Registrant’s common stock at an exercise price not less than 100% of the fair market value of the stock at the time of the grant.

Waterville Agreement

On March 12, 2009, the Registrant entered into an agreement with Waterville Investment Research (“Waterville”) to provide consultant services in connection with the Registrant’s business operation. Such services includes posting of information regarding the Registrant on Waterville’s website and the production of a summary research report providing data and research on the Registrant. Pursuant to the terms of the agreement, Waterville will provide such services for a period of one (1) year commencing on March 11, 2009 and terminating on March 15, 2010. In consideration for the services to be rendered by Waterville, the Registrant agreed to pay Waterville the sum of $500 and issue an aggregate of 80,000 shares of its common stock to parties named in the agreement.

Section 9                 Financial Statements and Exhibits

Item 9.01                 Financial Statements and Exhibits

(a) Financial Statements of business acquired.                Not applicable
(b) Pro forma financial information.                                    Not applicable

(c) Exhibits

Exhibit 10.8	Powersafe Technology Corp. 2009 Stock Option Plan
Exhibit 10.9	Powersafe Technology Corp. Form of Stock Option Agreement
Exhibit 10.10	Agreement dated March 12, 2009 between Powersafe Technology Corp and Waterville Investment Research, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSAFE TECHNOLOGY CORP.

By.	/s/ Jack N. Mayer
Name:	Jack N. Mayer
Title:	President

Date:  March 16, 2009